UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Earliest Event Reported: January 27, 2003

                        Date of Report: February 3, 2003




                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                      -------------------------------------

           (Exact name of registrants as specified in their charters)



        Delaware                     1-11331                    43-1698480
        Delaware                    333-06693                   43-1742520
     -------------                -------------               --------------
   (States or other              Commission file             (I.R.S. Employer
   jurisdictions of                 numbers                 Identification Nos.)
   incorporation or
    organization)





                   One Liberty Plaza, Liberty, Missouri 64068
                 ----------------------------------------------

               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

 ITEM 5.  OTHER EVENTS

     On January 16, 2002, the board of directors of Ferrellgas, Inc., the general partner of Ferrellgas Partners, L.P., elected to increase its number of director positions from four to six members. Additionally, the board of directors of Ferrellgas, Inc. elected Mr. William K. Hoskins and Mr. John R. Lowden to serve in these newly appointed positions, contingent upon, among other things, their acceptance of such position. Effective January 27, 2003, both Mr. Hoskins and Mr. Lowden serve as Directors of Ferrellgas, Inc.


     Mr. Hoskins received a B.A. from Yale University and subsequently graduated from Harvard Law School. Mr. Hoskins is the Managing Partner of Resolution Counsel, LLP, a Portland, Oregon-based law firm that serves as resolution counsel for companies or parties involved in large disputes. He is also the President of Hoskins & Associates, a pharmaceutical and biotech consulting firm with special emphasis on European operations; as well as, the Managing Partner of Hoskins Group, LP, a private fund. Previously, Mr. Hoskins served as Vice President, Secretary and General Counsel of Hoechst Marion Roussel, Inc. and its predecessors Marion Laboratories, Inc. and Marion Merrell Dow, Inc.


     Mr. Hoskins has served as an officer and/or a director of numerous public and private corporations and industry associations. Current directorships include American Arbitration Association, Isotechnika, Inc. (TSX: ISA) and Sequella, Inc.


     Mr. Lowden received a B.S. in Business and an MBA from Wake Forest University. Mr. Lowden is the President of NewCastle Partners, LLC, a Greenwich, Connecticut-based private investment firm. Prior to founding NewCastle Partners, LLC, Mr. Lowden was the Managing Director of The Jordan Company, a New York City-based private equity firm, as well as, an investment banker with Ferris & Company in Washington, DC.


     Mr. Lowden has served as an officer and/or a director of numerous public and private corporations and industry associations. Current directorships include Apparel Ventures, Inc., Nielsen & Bainbridge LLC and Professional Paint, Inc.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FERRELLGAS PARTNERS, L.P.

                                       By Ferrellgas, Inc. (General Partner)



Date:  February 3, 2003                By  /s/ Kevin T. Kelly
                                       -----------------------------------------
                                          Kevin T. Kelly
                                          Senior Vice President and
                                          Chief Financial Officer (Principal
                                          Financial and Accounting Officer)





                                       FERRELLGAS PARTNERS FINANCE CORP.


Date: February 3, 2003                 By   /s/ Kevin T. Kelly
                                       -----------------------------------------
                                          Kevin T. Kelly
                                          Senior Vice President, Chief Financial
                                          Officer and sole director (Principal
                                          Financial and Accounting Officer)